SECURITIES AND EXCHANGE COMMISSION
                                       WASHINGTON, D. C. 20549

                                              FORM 8-K

                                         CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 -------------------------------------------------------

                          Date of report: April 13, 2006
                          -------------------------------
                          (Date of earliest event report)


                               CALA CORPORATION
               ------------------------------------------------------
               (Exact name of Registrant as specified in its charter)


               OKLAHOMA                   01-15109       73-1251800
         ---------------------------------------------------------------
          (State or other jurisdiction (Commission   (I.R.S. Employer
           of incorporation)           File Number)    Identification No.)


                              13 Main Street
                      Titusville, Florida 32796
                           (713) 302-8689
              -----------------------------------------------------------
            (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)


                                   Joseph Cala
                            1314 Texas Ave Suite 410
                               Houston, Texas 77002
                                 (713) 302-8689
              ---------------------------------------------------------
                (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)







Cala Corporation trading in the Pinksheets under the symbol of ccaa is pleased to announce that the company has taken over a second restaurant located at 500 Bollinger Canyon Way Suite 17A in San Ramon, California. The company is expecting to generate about one million dollars in sales for the first year of operation. The company paid zero for the establishment because the previous ownership lost its lease.
The restaurant area is about 3300 square feet. The company has additional similar deals in the pipeline.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 13, 2006                  Cala Corporation


                                       ---/s/Joseph Cala-------
                                       By: Joseph Cala
                                      Chairman and Chief Executive Officer